T. Rowe Price Financial Services Fund

Supplement to Prospectus dated May 1, 2013

In section 1, the portfolio manager table under “Management” is supplemented as follows:

Effective April 30, 2014, Gabriel Solomon will join Eric L. Veiel as co-portfolio manager of the fund and will become co-chairman of the fund’s Investment Advisory Committee. Effective July 31, 2014, Mr. Solomon will become the fund’s sole portfolio manager and sole chairman of the fund’s Investment Advisory Committee. Mr. Solomon joined T. Rowe Price in 2004.

In section 3, the disclosure under “Portfolio Management” is supplemented as follows:

Effective April 30, 2014, Gabriel Solomon will become co-chairman of the fund’s Investment Advisory Committee along with Eric L. Veiel. Mr. Solomon joined the Firm in 2004 and he has 11 years of investment experience. He has served as an equity research analyst since joining the Firm. Mr. Solomon will become sole chairman of the committee on July 31, 2014.

The date of this supplement is January 16, 2014.

F117-041 1/16/14